Exhibit 10.23

[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

DISTRIBUTION AGREEMENT

THIS AGREEMENT made and entered into effective as of November 1, 2004 (the “Effective Date”), by and between ARKRAY Global Business, Inc., a Japanese corporation with its principal office at 57 Nishi Aketa-cho, Higashikujo, Minami-ku, Kyoto 601-8045, Japan (hereinafter referred to as “AGB”) and HESKA Corporation, a Delaware corporation with its principal office at 1613 Prospect Parkway, Fort Collins, Colorado 80525, U.S.A. (hereinafter referred to as “HESKA”),

WITNESSETH

WHEREAS, HESKA and ARKRAY, Inc., a parent company of AGB, are the parties to the distribution agreement made and entered into effective as of February 16, 2001;

WHEREAS, effective November 1, 2001, ARKRAY, Inc. has assigned and transferred to AGB, and AGB has accepted from ARKRAY, Inc. all of ARKRAY, Inc.’s rights and obligations under the said distribution agreement with prior written consent of HESKA (the distribution agreement so assigned and transferred is hereinafter referred to as the “Current Agreement”); and

WHEREAS, in the absence of 180 day prior written notice not to renew the Current Agreement, (1) the Current Agreement has been automatically renewed for an additional period of one year from February 16, 2004, and (2) the Current Agreement so renewed is to be further renewed for an additional period of one year from February 16, 2005 but AGB and HESKA desire to terminate the Current Agreement on October 31, 2004 and enter into a new distribution agreement effective as of November 1, 2004.

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants herein contained, the parties hereby agree as follows:

ARTICLE I

AGB hereby appoints HESKA as its exclusive distributor to promote, market, service and sell the Products (hereinafter defined) in the Field of the Territory (hereinafter respectively defined) from the Effective Date of this Agreement, and HESKA accepts such appointment, subject to and in accordance with the following terms and conditions. AGB and HESKA acknowledge and agree that the Current Agreement shall terminate and cease to be valid any further upon this Agreement becoming effective.

1.1 Products

The Products means those products manufactured by or for the ARKRAY group of companies, and listed on Attachment 1 (hereinafter referred to as the “Products”), along with all related spare parts necessary to support those products. The Attachment 1 can be amended as needed in the future by mutual written agreement of both parties.

1.2 Branding

AGB and HESKA agree that the brand name of the Products and its logotype shall be a combination of “ARKRAY’ and “HESKA” in a format to be mutually agreed upon by the parties hereto.

1.3 Distribution Right

HESKA shall have an exclusive right to promote, market, sell and distribute the Products, with the right to appoint sub-distributors, only in the veterinary market (hereinafter referred to as the “Field”) of North America, i.e. USA and Canada (hereinafter referred to as the “Territory”). The exclusivity referred to in this Agreement applies between HESKA and AGB, AGB’s affiliates and AGB-appointed distributors. Except as expressly provided in this Article 1, no right, title or interest is granted, whether express or implied, by AGB to HESKA, and nothing in this Agreement shall be deemed to grant to HESKA any right to any products other than the Products.

HESKA agrees that, during the term of this Agreement, (a) HESKA shall not make commercially available a product(s) with features identical to the Products, (b) HESKA shall not handle or otherwise provide any “off-brand” and/or “generic” form of consumables, test strips or reagents for use with any instrument Product, PROVIDED, HOWEVER, this paragraph shall not apply to common laboratory transfer pipettes, common QC serum materials and primary blood collection tubes that fit commercially available external centrifuges.

1.4 Sales Responsibility

HESKA assumes all sales responsibilities for the Products to be sold under this Agreement. “Sales Responsibilities” as used herein includes all sales force training, maintenance and support activities, warranty repair service as contemplated at Section 2.1 below as well as advertising, promotion, and demonstration. AGB will provide HESKA with all drawings, specifications, test procedures, manuals, information and demonstration materials, but only to the extent that they are reasonably necessary for HESKA to fulfill its Sales Responsibilities. AGB will also provide HESKA with test data and results, performance studies, and other materials as needed to obtain regulatory clearance to market all Products in the Field of the Territory.

1.5 Relationship of Parties

Each party shall be considered an independent contractor of the other party. Nothing in this Agreement shall be construed as establishing a joint venture or partnership or principal/agent or employer/employee relationship. No party is authorized to make any statement, claim, representation or warranty or to act on behalf of the other party with respect to any of the provisions of this Agreement, except as provided for herein or as specifically authorized in writing by the other party.

1.6 Term

Unless terminated earlier as set forth in Section 1.7, this Agreement shall continue to be in full force and effect for a period of three (3) years from the Effective Date first hereinabove written.

1.7 Termination

1.7.1 Either party may terminate this Agreement by a written notice to the other party at any time in the event that the other party shall have been in breach of any of the provisions of this Agreement and such breach shall have continued for sixty (60) days (ten (10) days in the case of breach of payment terms) after receipt of written notice of the breach from the non-breaching party.

1.7.2 Either party may terminate this Agreement without any notice to the other party if the other party (1) is declared insolvent or bankrupt, or proceedings for commencement of civil rehabilitation, company reorganization or other similar procedure are made against it in a court of competent jurisdiction or (2) enters into liquidation whether compulsorily or voluntarily; or compounds or makes any arrangements with its creditor or has a receiver, manager or administrator appointed in respect of all or any part of its assets.

1.7.3 Either party may terminate this Agreement by a written notice to the other party at any time in the event of any sale to a competitor of the other party’s veterinary blood chemistry business pertaining to this Agreement occurs, whether by sale of assets or divisions, merger or otherwise.

1.8 Effect of Termination

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.8.1 Upon termination of this Agreement, the terminating party may (but has no obligation to) cancel any and all outstanding orders pending hereunder.

1.8.2 In the event of termination by HESKA, HESKA will have the right to return any instrument Products in-transit from AGB to HESKA as well as in its possession in unused or unpacked condition to AGB, at AGB’s expense for return freight, for a full refund of the purchase price paid for such Products by HESKA to AGB.

1.8.3 In the event of termination by AGB, at the option of AGB, either AGB will have the right to repurchase any instrument Products in HESKA’s possession in unused or unpacked condition, at HESKA’s expense for return freight, for a full refund of the purchase price paid for such Products by HESKA to AGB or HESKA shall pay for any and all Products in process, in inventory, and/or in-transit to HESKA and, when applicable, the deficient number of the instrument Products provided for at Section 3.2 and shall take delivery of those Products as soon as demanded by AGB; provided, that HESKA is allowed to distribute such purchased Products in the Field in the Territory for six (6) month after such termination. Unless otherwise provided herein, each party waives any claims for compensation or damages in connection with such cancellation of outstanding orders from the other party.

ARTICLE II

2.1 Warranty and Quality

AGB warrants that the Products sold hereunder shall be free and clear of any and all liens, encumbrances or defects in title and shall be conveyed to HESKA with lawful and marketable title. AGB further warrants that the Products shall satisfy the performance specifications set forth in Attachments 1 and 2. AGB will not make any changes to the Products without first (i) notifying HESKA in writing at least ninety (90) days in advance of such changes, (ii) providing HESKA with satisfactory evidence that such changes do not alter the performance specifications of any Product or necessitate further regulatory filings for any Product, and (iii) obtaining HESKA’S consent in writing. AGB shall input normal reference ranges for animals supplied by HESKA in writing into the instrument Products without modification by AGB.

The instrument Products are warranted by AGB to be free from defects in materials and workmanship for a period of twelve (12) months from the date of shipment from AGB to HESKA, and the test strip Products are warranted for a period of their remaining shelf lives, provided, however, AGB shall not ship test strip Products whose remaining shelf lives are less [***] at the time of shipment. AGB will use good faith efforts to provide the longest possible shelf life in excess of the minimum requirement of [***]. During the warranty period, AGB will promptly provide HESKA with all necessary warranty repair parts to have the non-conforming Products repaired by HESKA, or replacement of the non-conforming Products at no cost.  AGB’s warranty obligation under this Section 2.1 is limited to the timely supply of free repair parts or free replacement of the non-conforming Products.

In the event that HESKA determines that any shipment of the Products fails to conform to their performance specifications set forth in Attachments 1 and 2, HESKA shall promptly notify AGB and reasonably specify the manner in which the Products fail to conform. AGB shall have the right to make its own inspection and evaluation of the allegedly non-conforming Products and shall notify HESKA, within twenty one (21) days after receipt of such information, including samples of the allegedly non-conforming Products from HESKA, whether it has confirmed and accepted HESKA’S claim that the Products are non-conforming.

If AGB determines and confirms that the Products are non-conforming, AGB shall replace, at no cost to HESKA, the non-conforming Products at the earliest date after confirmation of the Products non-conformance. AGB shall also bear the freight charges for return of all non-conforming Products to AGB from HESKA.

If, after evaluating the allegedly non-conforming Products, AGB believes that the Products in question are conforming, AGB shall supply HESKA with its written findings and request HESKA to submit additional samples of the Products to an independent third party, acceptable to both parties, for testing in accordance with and against the performance specifications set forth in Attachments 1 and 2. The decision of such third party shall be final with respect to the alleged non-conforming Products and binding on both parties to this Agreement.

If the decision of the third party is that the Products are non-conforming, AGB shall pay the return freight with respect to the Products shipped to HESKA as well as all costs and expenses relating to the testing of the Products by the independent third party. In addition, AGB shall supply HESKA with a Certificate of Destruction certifying that the non-conforming Products returned by HESKA have been destroyed in an environmentally safe manner.

If the decision of the third party is that the Products conform to the performance specifications set forth in Attachments 1 and 2, HESKA shall accept the Products and shall be responsible for the return freight and all costs and expenses relating to the testing of the Products by the independent third party.

AGB shall, at its cost, comply and provide HESKA with certifications that the Products are in compliance with any applicable government regulations relating to the sale of the Products in the Territory, and manufacture in Japan or in China, as the case may be, including compliance with ISO 9001 or ISO 13485 requirements. HESKA agrees to take responsibility for timely providing AGB with such regulations in writing. AGB and HESKA shall cooperate in meeting all regulations or requirements of, and the guidelines published by, the U.S. Food and Drug Administration and any other applicable U.S. governmental regulatory agencies. AGB and HESKA, in consultation, shall use their best efforts to answer specific questions relating to quality assurance as soon as possible upon receipt of such questions.

AGB warrants that shipping of Products is in compliance with all applicable laws and government regulations of Japan and/or China regarding exports.

2.2 Trademark

AGB grants HESKA a limited non-exclusive and non-transferable license to use ARKRAY, Inc.’s and/or AGB’S trademarks and brand names set forth in Attachment 3 for the specific purpose of performing its obligations hereunder. Except as specified in this Section 2.2 and Section 1.2, no party hereto will derive any legal rights to the other party’s trademarks and brand names by use thereof. No party hereto shall adopt, use or register in any country, without the prior written consent of the other party, any trademarks and brand names which are likely to be confused with a trademark(s) and brand names of the other party.

2.3 Recall

If any governmental or regulatory authority having jurisdiction over the Products requires AGB or HESKA to recall any Products, such party shall immediately give a notice to the other party of such requirement and all particulars thereof and review with the other party the proposed manner in which the recall is to be carried out, it being the intention of the parties that the cost, expenses and liabilities associated with any such recall shall be borne by the party that caused the recall. The party responsible for carrying out the recall shall do so in as expeditious a manner as possible and in such a way as to cause the least disruption to the sale of the Products and to preserve the goodwill attached to the Products and each party.

2.4 Spare Parts, Consumables and Test Strips

Notwithstanding any provision of this Agreement to the contrary, AGB will continue to furnish for five (5) years after the termination or expiration of this Agreement the spare parts, consumables and test strip Products for exclusive use with the instrument Products at their prices as of the termination date; provided, that such prices can be adjusted once a year equal to the percentage increase in the U.S. Consumer Price Index. For purposes of this Agreement, U.S. Consumer Price Index means the U.S. Consumer Price Index, All Urban Consumers

(CPI-U). U.S. City Average for all Items, 1982-84=100.

2.5 Patents

AGB warrants and represents to HESKA that to the best of its actual knowledge, and as of the Effective Date of this Agreement, neither the Products covered by this Agreement nor their manufacture, use, rental, importation or sale will infringe upon any issued patent or other proprietary rights held by a third party.

AGB shall, in consultation with HESKA, defend, indemnify and hold HESKA and its subsidiary or affiliated companies, and customers thereof, harmless from any costs, damages, loss, expense, claims, judgments or settlements including without limitation reasonable attorney’s fees and investigation costs, with respect to any and all claims that the manufacture, use, rental, importation or sale of any Products covered by this Agreement infringes upon any patent or other proprietary rights of a third party.

ARTICLE III

3.1 Orders and Forecast

HESKA agrees and acknowledges that each order for the instrument Products shall be in multiples of five (5) units, and each order for the test strip Products shall be in multiples of one hundred (100) boxes. On or around the Effective Date of this Agreement, HESKA shall submit a firm purchase order for the Products covering its requirement for the first five (5) months. Thereafter, HESKA shall submit periodically purchase orders by the end of each calendar quarter as needed in the form agreed to by both parties, the terms and conditions of which shall be applicable hereto to the extent they are not inconsistent with the provisions of this Agreement. AGB will immediately confirm the receipt of each purchase order from HESKA so that HESKA has assurance that each purchase order is duly received by AGB. Such purchase orders shall not bind AGB unless or until accepted by AGB. AGB shall notify HESKA of its decision on acceptance within ten (10) days after receipt of a purchase order.

HESKA shall provide AGB, on a quarterly basis by the end of each calendar quarter, with a non-binding rolling one (1) year forecast of its anticipated purchases of the Products. AGB shall keep HESKA notified immediately of any events that may significantly impact AGB’S ability to deliver the Products, such as interruptions by suppliers, labor troubles, discovered defects, and the like.

3.2 Minimum Purchase Requirement for Instrument Product

During the effective term of this Agreement, HESKA guarantees to purchase from AGB and

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to take delivery of the instrument Products in the following annual minimum purchase quantity:

(l) The 1st Contract Year: [***] units

(2) The annual minimum purchase quantity for the 2nd and 3rd Contract Year shall be [***] units each unless AGB and HESKA mutually agree to a different minimum purchase quantity at least ninety (90) days prior to the beginning of the 2nd and 3rd Contract Year. If, during any Contract Year, HESKA failed to purchase and to take delivery of the instrument Products in the annual minimum purchase quantity applicable to that Contract Year, it is the intent of the parties hereto that HESKA shall pay for and take delivery of the deficient number of the instrument Products upon demand from AGB.

For the purpose of this Section 3.2,

(a)   “Contract Year” shall mean any one (1) year period commencing on the Effective Date or any anniversary thereof, and

(b)   The instrument Product is considered purchased when the payment therefore has actually been received by AGB in full; and

(c)   HESKA shall be deemed to have satisfied its obligation to purchase and take delivery of the annual minimum purchase quantity of the Products that are accepted by AGB and paid by HESKA during any applicable Contract Year for which AGB fails to make timely production or delivery.

3.3 Pricing

AGB will sell the Products to HESKA in accordance with the prices set forth on Attachment 1. The Product pricing is fixed until the first anniversary of the Effective Date of this Agreement. Thereafter, upon thirty (30) day’s prior written notice from one party to the other, the parties agree to discuss in good faith any adjustment to the prices of the Products in an attempt to reach a mutually satisfactory agreement. If a mutually satisfactory agreement cannot be reached, the prices of the Products then in effect shall remain applicable.

3.4 Shipping of Products

AGB agrees to ship to HESKA the instrument Products and the test strip Products within ninety (90) days of its acceptance of HESKA’S purchase orders. In the event of its inability to make a complete shipment as accepted by AGB, AGB shall notify HESKA immediately of the possible shipping date. Both parties shall discuss and amicably agree to adjust the shipping date if AGB’S shipping date causes HESKA any inconvenience.

3.5 Payment Terms

HESKA shall pay for all the Products ordered with AGB by telegraphic transfer (“T/T”) in advance of the contracted shipment date. Such T/T shall be made at least two (2) weeks before the contracted shipment date, PROVIDED, THAT, HESKA receives a timely firm shipment date in writing from AGB. AGB shall periodically review HESKA’S financial condition and consider in good faith whether any revision of payment terms is possible or not.

3.6 Labeling and Packaging

The test strip Products shall be labeled as illustrated on Attachment 4 attached hereto. The Products shall be packaged and shipped to HESKA in accordance with AGB’S quality standards. If changes need to be made to labels or packaging in order to comply with legal or regulatory requirements, HESKA shall cooperate fully with AGB to comply with those requirements as quickly as possible.

3.7 Freight/Insurance

AGB, at its option, will ship the Products ordered by HESKA under the terms of FCA Osaka, Kobe and/or Shanghai, China as defined in Incoterms 2000. HESKA shall be responsible for payment of all air and/or sea freight, insurance, duties and tariffs for shipments of the Products to HESKA.

ARTICLE IV

4.1 Report

HESKA shall make periodic reports on a quarterly basis to AGB on its inventory, sales activities and sales promotion plans for the Products, and the market conditions including information on the competitive products.

4.2 Approvals

HESKA and AGB shall exercise reasonable efforts to obtain all government licenses or approvals required for the marketing, sales or use of the Products in the Field of the Territory. All Products registrations, if required, are in the name of AGB unless otherwise agreed by both parties. If registrations in HESKA’s name are required by law, all registrations are to be assigned or transferred to AGB, to the extent permitted by law, at AGB’s expense, upon termination of this Agreement.

AGB will pay personnel, consulting, data collection costs and other expenses incurred in connection with the preparation and filing of all applications hereunder. AGB shall also have financial responsibility for government licenses and approvals, which shall apply to both the initial list of the Products on Attachment 1, as well as to any changes to such Products. Similarly, whenever because of changes in regulatory agencies or regulations or in the

Products, any additional or different requirements are imposed regarding the marketing, sales or use of any Products, AGB and HESKA shall exercise their reasonable best efforts to comply, at AGB’s expense, with all new requirements regarding the marketing, sales or use of Products.

4.3 Confidentiality

(a)     “Confidential Information” means any technical, manufacturing, business and marketing information, including, without limitation, patent applications, patent disclosure, data, inventions, concepts, ideas, structures, formulas, techniques, processes, apparatus, know-how and customer information, disclosed after the Effective Date of this Agreement orally or in tangible form such as documents, memoranda, reports, correspondence, machine readable tapes or disks drawings, notes or other media.

(b)     The party receiving information (“Receiving Party”) agrees that the party disclosing (“Disclosing Party”) is the owner of the Confidential Information and that the Receiving Party will not use any Confidential Information for any purpose except for the performance of this Agreement. Each Receiving Party agrees not to disclose any Confidential Information to any third party or to employees of the Receiving Party, except to those employees who are required to have the Confidential Information in order to be engaged in the execution of this Agreement. Receiving Party’s obligations with regard to the confidentiality and nonuse of such Confidential Information shall not extend to any information that:

(1)                  was in the public domain at the time it was disclosed or becomes part of public domain after disclosure, including, without limitation, disclosure in a U.S. or foreign patent or disclosure in a printed publication which is generally available to the public, or through the sale of the Product embodying the same to the extent that such confidentiality is ascertainable from such Product; or

(2)                  was known to the Receiving Party at the time of its disclosure or becomes known to the party without breach of this Agreement, provided that the Receiving Party shall have the burden of proving such knowledge: or

(3)                  is independently developed by the persons of the Receiving Party without use of the Confidential Information; or

(4)                  is disclosed by a Disclosing Party to a third party without restrictions on such third party’s rights to disclose or use the same; or

(5)                  is disclosed by the Disclosing Party pursuant to statute, regulation, judicial order, a requirement of an agency or by operation of law, provided that, in the case of a judicial order or the order of an agency, the Receiving Party shall (i) give the Disclosing party prompt notice of any such possible disclosure of Confidential Information and (ii) permit the Disclosing

Party, at its expense, to take all reasonable measures to prevent or limit the scope of such disclosure and/or to obtain protective orders relating to the confidentiality of such Confidential Information; or

(6)                  is approved for release upon the Disclosing Party’s prior written consent; or

(7)                  is disclosed by the Disclosing Party to the Receiving Party after written notification is given by the Receiving Party to the Disclosing Party that it will not accept any further Confidential Information.

(c)     Each Receiving Party agrees that it shall take all reasonable measures to protect the secrecy and avoid unauthorized use of the Confidential Information and that any disclosure of the information within the Receiving Party will only be such as is reasonably necessary for the purposes contemplated by this Agreement. Each Receiving Party shall immediately notify the Disclosing Party in the event of any unauthorized use or disclosure of the Confidential Information.

(d)     Any disclosures made after the Effective Date of this Agreement shall be governed exclusively by the provisions of this Section 4.3 and not by the parties’ existing Confidential Disclosure Agreement—Bilateral signed by ARKRAY on November 17, 2000. This Section 4.3 shall survive for five (5) years following termination of this Agreement.

4.4 Product Liability Insurance

Each party shall maintain product liability insurance in the amount of One Million Dollars ($1,000,000). Each party agrees that it shall provide the other party with at least thirty (30) days’ prior written notice of any cancellation or change of limits or terms of such policy and similarly the certificate and policy shall contain an endorsement that such insurance may not be cancelled or modified except upon thirty (30) days’ prior written notice to the other party.

4.5 Product and General Liability Indemnification

Each party agrees that it will defend, indemnify and hold harmless the other party from and against all costs, damages, loss, expense (including reasonable attorney’s fees and investigation costs), claims by or judgments or settlements in favor of third parties for bodily injury, property damage, or any other damage or injury caused or alleged to have been caused by defects of products it supplies. Furthermore, each party agrees that it shall defend, indemnify and hold the other party harmless from all costs, damages, loss, expense (including reasonable attorney’s fees and investigation costs), or any other damage caused by, arising out of, or resulting from (i) such party’s failure of performance of any of the terms of this Agreement; (ii) such party’s failure to comply with any and all laws (statutory and common) and regulations applicable to such performance; or (iii) any governmental or regulatory investigation of it or its products.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Each party agrees to give the other party prompt notice in writing of the institution of any suit or investigation, or any claims made by a third party, including any claims asserted or made by any governmental authority having jurisdiction over the parties or any Product. AGB and HESKA agree to cooperate with each other in the defense of such suits or claims and to provide all necessary information to enable the defending party to carry on the defense of such suit or any appeal from a judgment or decree rendered therein.

4.6 Force Majeure

Except with respect to the indemnification obligations provided for in Section 4.5, no party shall be liable to the other party in any manner for failure or delay to fulfill all or part of this Agreement, directly or indirectly, owing to acts of God, governmental orders or restrictions, war, threat of war, warlike conditions, hostilities, sanctions, mobilization, blockade, embargo, detention, revolution, riot, looting, strike, lockout, shortage of power or raw material, other labor troubles, fire, typhoon, earthquake, or lightning, epidemic or accident of any other causes or circumstances beyond its control.

4.7 Notices

Any notice required or permitted to be given hereunder shall be given in writing and be properly given if served personally by the party giving notice or if sent by such party by prepaid registered or recorded delivery letter, by fax (simultaneously confirmed by prepaid registered or recorded delivery letter) to the address of the other party specified hereunder. Any notice personally delivered to the appropriate address shall be deemed to have been given on the date of its delivery and any notice sent by prepaid registered or recorded delivery post shall be deemed to have been given on the seventh day following the posting of the same and any notice given by fax shall be deemed to have been given on the day which it is transmitted.

If to AGB	If to HESKA:
57 Nishi Aketa-cho	1613 Prospect Parkway
Higashi-kujo, Minami-ku	Fort Collins, Colorado 80525
Kyoto 601-8045, Japan	USA
(Fax): [***]	(Fax): [***]
Attention: Shigeru Doi President & CEO	Attention: Robert Grieve Chief Executive Officer

4.8 Publicity

Neither party shall announce or disclose the existence of this Agreement or its terms and conditions, or advertise or release any publicity regarding this Agreement without the prior written consent of the other party, except as required by law, rule, or regulation. AGB understands and agrees that HESKA may be required to disclose and file this Agreement with the U.S. Securities and Exchange Commission and that such filings are publicly available. HESKA will be obligated to disclose the information within the limits of the range required by law, rule or regulation.

4.9 Assignability

This Agreement and the rights and obligations hereunder shall not be assigned or transferred to any third party by either party except (i) with the prior written approval of the other party or (ii) subject to Section 1.7, in connection with a sale of its business pertaining to this Agreement, whether by sale of assets or divisions, merger or otherwise.

4.10 Waivers

No delay or omission in the exercise of any right or remedy of any party or any default by another shall impair any right or remedy otherwise available nor shall it be construed as a waiver of any right or remedy. Any waiver by any party of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision.

4.11 Entire Agreement

This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made including the Current Agreement recited herein above are expressly superseded by this Agreement. This Agreement may be modified only by written agreement duly executed by the parties.

4.12 Law of Contract Jurisdiction

This Agreement shall be governed by and construed under the laws of Japan. AGB represents and warrants that the provisions of this Agreement are enforceable under such laws. The English language employed herein shall be controlling and this Agreement shall be deemed to have been executed at Osaka, Japan.

4.13 Arbitration

All disputes, controversies or differences which may arise between the parties, out of or in relation to or in connection with the present contract shall be finally settled by arbitration. The arbitration shall be held in Denver in English under the Rules of Arbitration of the

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International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules if initiated by AGB, and shall be held in Kyoto or Osaka in English in accordance with the Commercial Arbitration Rules of The Japan Commercial Arbitration Association by one or more arbitrators appointed in accordance with these rules if initiated by HESKA. The award rendered by the arbitrator(s) shall be final and binding upon the parties hereto.

4.14 Survival

The termination or expiration of this Agreement for any reason whatsoever shall not release either party from any liability, obligation or agreement which is provided to be performed after the termination or expiration of this Agreement, and the provisions of Sections 1.8, 2.1, 2.3, 2.4, 2.5, 4.3, 4.5, 4.7, 4.13 and 4.14 shall survive termination of this Agreement.

4.15 Effect of Headings

The headings in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of its provisions.

4.16 Execution in Counterparts

This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original but all of which together shall be deemed for all purposes one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the Effective Date first herein above written.

ARKRAY Global Business, Inc.		HESKA Corporation

By:	[***]	By:	/s/ JASON NAPOLITANO
[***]			Jason Napolitano

Title: Mgr., Int’l Communication		Title:	Chief Financial Officer

Date:	April 19, 2005	Date:	May 5, 2005

Attachment 1

Products &
Price List

PL2004-11

ARKRAY  (logo)

Date: November 01, 2004

Distributor:

Heska Corporation
1613 Prospect Parkway, Fort Collins, Colorado 80525 U.S.A.
Phone 970-493-7272

Territory:

North America
(i.e. United States of America and Canada)

Payment Terms:

100% advanced payment by telegraphic transfer (T/T)

Delivery Terms:

FCA Osaka/Kobe, Japan and/or Shanghai, China

Prices may be adjusted as stated in Section 3.3.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Code No. 18303 / 18361

SPOTCHEM EZ       Model : “SP-4430”
(sometimes referred to as “the instrument Products”)

Specification:

Sample	: Serum, Plasma, Whole Blood (only Hb)
Reagent	: SPOTCHEM II Reagent Strip
Measurement Items	: Glu, UA, T-Cho, TG, BUN, T-Bil, Ca, TP, Alb, GOT, GPT, LDH, CPK, Hb, Amy, GGT, ALP, Cre, HDL-C, FRA, IP, Mg,
**Total Test Items = 22
**Max. 9 items can be measured simultaneously
Warm-Up	: 10 minutes
Display	: 20 digits x 2 lines LCD (Character)
Operation Panel	: Sheet Key
Calibration	: Calibration by Magnetic Card or by Calibration Kit
Data Storage	: 100 Measurements
Dimension & Weight	: 338 x 203 x 167 (WDH), Approx. 5.4 kg

Including:

Thermal Printer Paper (1), Power Cord (1), AC Adapter (1), Accessory case (1), Operating Manual (1), Warranty Card (1), Tip (10), Cleaning Wire (1), Cleaning Set (1), Nozzle Set (1), Wrench Set (1), Centrifuge Tube (10), Tip Waste Case (2) and Protective Cover (2)

JP¥[***]- / unit
(FCA Kobe/Osaka, Japan and/or Shanghai, China)

***minimum ordering unit : in multiples of five (5) units per order

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SPOTCHEM II Reagent Strips (Single Type):
(sometimes referred to as “the test strip Products”)

CODE NO.	DESCRIPTION	@PRICE
FCA Japan / China
77341	Glu	¥	[***]
77342	UA	¥	[***]
77343	T-Cho	¥	[***]
77344	TG	¥	[***]
77345	BUN	¥	[***]
77346	T-Bil	¥	[***]
77347	Ca	¥	[***]
77348	T-Pro	¥	[***]
77349	Alb	¥	[***]
77350	GOT	¥	[***]
77351	GPT	¥	[***]
77352	LDH	¥	[***]
77353	CPK	¥	[***]
77354	Hb	¥	[***]
77355	Amy	¥	[***]
77356	GGT	¥	[***]
77357	ALP	¥	[***]
77358	Cre	¥	[***]
77359	HDL-C Kit	¥	[***]
77360	FRA	¥	[***]
77361	IP	¥	[***]
77362	Mg	¥	[***]

* 25 Strips / Box

SPOTCHEM II Reagent Strips (Multi Type):
(sometimes referred to as “the test strip Products”)

CODE NO.	DESCRIPTION	@PRICE
FCA Japan / China
77363	Panel-V	¥ [***]

* 25 Strips / Box

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Optional Consumable Accessories:

CODE NO.	DESCRIPTION	@PRICE
FCA Japan / China
10067	Thermal Printer Paper (For Built in Printer, 58 mm width)	¥	[***]
10204	Serum Sample Tube (100 pieces, blue cap)	¥	[***]
10191	Serum Sample Tube (500 pieces, blue cap)	¥	[***]
10202	Whole Blood Sample Tube (100 pieces, orange cap)	¥	[***]
10192	Whole Blood Sample Tube (500 pieces, orange cap)	¥	[***]
10200	Diluent for Hb measurement (20 mL, 50 pieces)	¥	[***]
10206	Pipette Tip for Hb Meas. (100L, 960 pieces)	¥	[***]
10207	Pipette Tip for Hb Meas. (1,000L, 960 pieces)	¥	[***]
77041	Calibrator Kit (Low and High, 2 vials each, 2 vials of dilution)	¥	[***]
77042	Calibrator Hb Kit (Calibrator and dilution for Hb meas)	¥	[***]
77043	Calibration Check (4 pieces of lyophilized serum 3 mL)	¥	[***]
10711	Tip Set (EZ) (100 pieces)	¥	[***]
10712	Centrifuge Cup (100 pieces)	¥	[***]
10743	Tip Set (EZ) (500 pieces)	¥	[***]
10692	AC Adaptor	¥	[***]
10698	Cleaning wire	¥	[***]
10208	Cleaner Set (Brush, 5 cotton swabs)	¥	[***]
10193	Pipette for Solution (For 3 mL)	¥	[***]
10194	Pipette for Hb Meas (For 40mL, 200L 1 each)	¥	[***]
10199	Sample Rack (For 30 sample tubes)	¥	[***]
10699	Nozzle Set (EZ) (Replacement Nozzle, 0-ring)	¥	[***]
10700	Tool Set for Nozzle Replacement	¥	[***]
10701	Waste Case (2 pieces)	¥	[***]
10702	Protective Cover (2 pieces)	¥	[***]
18204	Portable Centrifuge (CF-9520)	¥	[***]
10703	RS-232C, Connection Cable	¥	[***]
10704	Carrying Case	¥	[***]

Attachment 2

No.

FINAL INSPECTION CRITERIA

PRODUCT: SPOTCHEM II REAGENT STRIPS

Established Date	01 November, 2004
Applicable Date	01 March, 2005

Prepared by:	/s/ [***]
[***]
Checked by:	/s/ [***]
[***]
Approved by:	/s/ [***]
[***]

ARKRAY Factory, Inc.

Reagent Quality Control Dept.

Revision Record

Code                                       Date                                                        Item                                                      Contents

1

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Sheet 2 of 4

FINAL INSPECTION CRITERIA

I.    Purpose

This Final Inspection Criteria is intended to assure the product quality of SPOTCHEM II Reagent Strips manufactured by ARKRAY Factory, Inc. and supplied by ARKRAY, Inc.

II.  Scope

This Final Inspection Criteria should be applied to the quality control of SPOTCHEM II Reagent Strips.

III. Types of Inspection

1. Performance test

1)      Sensitivity

2)      Accuracy

2. Visual Inspection

1)      Labeling

2)      Quantity

IV. Environmental Conditions

The inspections should be carried out under the following environmental conditions:

1)	Ambient temperature	:	[***]
2)	Relative Humidity	:	[***]
3)	Others	:	No fluctuation in power supply.
No noise confounded with measurements.

V. Procedures

1. Performance test

1-1. Sensitivity

[Procedures]

1)	Perform calibration by inserting Single (or Multi) Card provided in the reagent strip box to the SP-4430.
2)	Measure the SPOTCHEM Calibrator Kit (Low and High).
3)	Calculate an average of the following items.

Number of measurement :

Item	Low	High
Single	18	18
Multi	10	10

Note) CPK and ALP should be measured within two hours after dissolution of calibrators, while the other items should be within four hours after the dissolution.

[Standard]

The average should fall in the range indicated in Appendix.

2

Sheet 3 of 4

1-2. Accuracy

[Procedures]

Calculate coefficient of variation (C.V.) using the observed values in the previous section (1-1. Sensitivity):

Standard deviation divided by average of x times 100.

An outlier should be treated in accordance with JIS Z 8402 (ISO 5725-2).

[Standard]

C.V. should fall in the range indicated in Appendix.

2. Visual Inspection

2-1. Labeling

[Procedures]

Confirm labels, package and aluminum pack in terms of position, contents and colors. [Standard]

No defect which should impair the product quality is found.

2-2. Quantity

[Procedures]

Confirm composition of each package.

[Standard]

A package should consist of the following items :

Reagent strips	: 5 strips / sheet x 5 sheets
Molecular sieve	: 1 tablet / strip
Single Card (or Multi Card)	: 1 card / package
Package insert	: 1 sheet / package

VI. Judgement

1.          If a product fails to meet a standard, confirm the environmental conditions and the inspection methods, and perform inspection again.

2.          When the results of the inspection meet the standards, the lot is considered to pass the inspection.

VII. Remarks

This Final Inspection Criteria shall become applicable to those shipments which are made on and after March 1, 2005. To those shipments which are made from November 1, 2004 till February 28, 2005, the former Final Inspection Criteria shall apply.

3

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Sheet 4 of 4

Appendix

[***]

Item	[***]		[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Glu	[***]	[***]	[***]	[***]
UA	[***]	[***]	[***]	[***]
T-Cho	[***]	[***]	[***]	[***]
TG	[***]	[***]	[***]	[***]
BUN	[***]	[***]	[***]	[***]
T-Bil	[***]	[***]	[***]	[***]
Ca	[***]	[***]	[***]	[***]
T-Pro	[***]	[***]	[***]	[***]
Alb	[***]	[***]	[***]	[***]
GOT/AST	[***]	[***]	[***]	[***]
GPT/ALT	[***]	[***]	[***]	[***]
CPK	[***]	[***]	[***]	[***]
Amy	[***]	[***]	[***]	[***]
GGT	[***]	[***]	[***]	[***]
ALP	[***]	[***]	[***]	[***]
Cre	[***]	[***]	[***]	[***]
FRA	[***]	[***]	[***]	[***]
IP	[***]	[***]	[***]	[***]
Mg	[***]	[***]	[***]	[***]

[***]

[***]

4

Attachment 3

ARKRAY brand specifications 1	Basic design system
1-4-1

Prototype	ARKRAY brand consists of ARKRAY mark and logo.

/IRKRAY	Basically the prototype should be used.

Sub-design
If the prototype cannot be used due to the size of space, use the sub-design instead.
/IRKRAY
Isolation
The Isolation is the minimum sized space surrounding the
• Prototype	ARKRAY brand to set it apart from other factors in order to
make the design prominent. Do NOT allow other factors to
(ARKRAY Logo measurements)	enter the space.

• Sub-design

(ARKRAY Logo measurements)

Color specifications	Basic design system
1-7-1

ARKRAY blue (DIC641)	ARKRAY mark is expressed in the two colors, ARKRAY blue and ARKRAY orange.
If D1C641 is not available	ARKRAY blue is the corporate color,
- C100 + M60	representing fair, good faith and “truthful”
- PANTONE293	stated in our corporate philosophy.

ARKRAY orange (DIC205)	ARKRAY orange indicates vitality, meaning
“active” in the corporate philosophy.
If DIC205 is not available	ARKRAY logo should be painted in black.
- M50 + Y90	In case the number of color is limited, follow
- PANTONE136	the coloring specifications below.

Coloring instruction
Color type

ARKRAY (logo — DIC205 and DIC641)	ARKRAY (DIC641) (logo — DIC205 and DIC641)

Prototype (basically used)	If the prototype cannot be used due to the
limitation of the number of colors, use
ARKRAY blue and ARKRAY orange as
shown above.
Monochrome types

ARKRAY (logo)	ARKRAY (logo)

Monochrome type 1	Monochrome type 2

Use black and meshed black 40% as shown	If the meshed black is not clearly shown in
above. If the black is not available to use, use	monochrome print, use black only.
ARKRAY blue (or the most similar color) instead
of black.

Reversed color type

ARKRAY (logo)	If the ARKRAY colors don’t look attractive due
to the color of foundation the ARKRAY brand
is on, use white only shown at the left.

Attachment 4

[GRAPHIC]

[GRAPHIC]